UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

            /  / Preliminary Information Statement / / Confidential,
                         for Use of the Commission Only
    /X/ Definitive Information Statement (as permitted by Rule 14c-5(d)(2)).

                                INETEVENTS, INC.

                (Name of Registrant as Specified in Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               /X/ No fee required

    / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                INETEVENTS, INC.
                         300 ESPLANADE DRIVE, SUITE 1950
                            OXNARD, CALIFORNIA 93030

                                 October 7, 2003


Dear Stockholder:

This Information Statement is being furnished to the stockholders of iNetEvents, Inc., a Delaware corporation (the "Company") in connection with the proposed combination (reverse-split) of the Company's common stock on a 1-for-2 basis; approving an amendment to our Certificate of Incorporation that will change our name from "iNetEvents, Inc." to "International Card Establishment, Inc."; and ratification of the adoption of the 2003 Stock Option Plan for iNetEvents, Inc. Although the approval of the Company's stockholders is required to effect a stock combination and name change, a resolution authorizing the proposed stock combination, name change and ratification of the adoption of the 2003 Stock Option Plan has been consented to in writing by the approval of the holders of more than 51 percent of our outstanding common stock. Accordingly, it is not necessary for the Company to call a special meeting of stockholders to consider the proposed stock combination, name change and ratification of the adoption of the 2003 Stock Option Plan and your approval is not required and is not being sought.

We are proposing the combination of our common stock and name change in order to reduce the total number of shares of common stock that are issued and outstanding and to adopt a name more readily identifiable with our current strategic focus as a full-service electronic transaction processing provider. Our Certificate of Incorporation authorizes us to issue up to 100,000,000 shares of common stock. We currently have 25,260,500 shares of common stock outstanding.

The Information Statement enclosed herewith provides further information about the Company, the proposed stock combination, name change and 2003 Stock Option Plan. Please carefully read the document in its entirety. You may also obtain other information about the Company from publicly available documents that have been filed with the Securities and Exchange Commission.

                                Very truly yours,





                                /s/ JONATHAN SEVERN
                                ___________________
                                    Jonathan Severn
                                    President

                                INETEVENTS, INC.
                         300 ESPLANADE DRIVE, SUITE 1950
                            OXNARD, CALIFORNIA 93030


                         NOTICE OF ACTION TO BE TAKEN BY
          WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF A SPECIAL MEETING
                            AND INFORMATION STATEMENT


This Information Statement is being mailed to stockholders of iNetEvents, Inc., a Delaware corporation (the "Company," "we," "us" or "our"), in connection with the approval by the holders of a majority of the Company's outstanding common stock of resolutions approving the combination or "reverse stock split," of the Company's common stock on a 1-for-2 basis; an amendment to our Certificate of Incorporation that will change our name from "iNetEvents, Inc." to "International Card Establishment, Inc."; and ratification of the adoption of the 2003 Stock Option Plan for iNetEvents, Inc. In order to effect a reverse stock split and to change our corporate name, it is necessary for the Company to obtain the approval of its stockholders. However, stockholders holding an aggregate of more than 51 percent of our outstanding common stock have already consented in writing to resolutions authorizing the Company to effect a 1-for-2 reverse split, to change our corporate name and ratifying the adoption of the 2003 Stock Option Plan. Accordingly, pursuant to our bylaws and the General Corporation Law of Delaware, the Company will not call a special meeting of stockholders to consider the proposed stock combination, name change and ratification of the adoption of the 2003 Stock Option Plan and your vote is not being solicited. This Notice of Action to be Taken by Stockholders in Lieu of a Special Meeting and Information Statement is furnished to you solely for the purpose of informing stockholders of this corporate action before it takes effect, in the manner required under the Securities Exchange Act of 1934, as amended.

The written consents that we have received from holders of more than 51 percent of our outstanding common stock ratify the adoption of the 2003 Stock Option Plan and authorize us to effect a 1-for-2 reverse stock split and to amend our Certificate of Incorporation to change our corporate name from "iNetEvents, Inc." to "International Card Establishment, Inc." at any time after 20 days from the date of this Information Statement. This Information Statement was first sent or provided to holders (other than the stockholders who have already provided their written consent as set forth above) of our outstanding common stock on or about October 7, 2003. Other than common stock, we have no other shares of any other class of our capital stock outstanding.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               STOCKHOLDER ACTION

INTRODUCTION

Our Board of Directors unanimously adopted the 2003 Stock Option Plan for iNetEvents, Inc. and approved amendments to our Certificate of Incorporation that would change our name from "iNetEvents, Inc." to "International Card Establishment, Inc." and approving the combination or "reverse stock split" of our common stock on a 1-for-2 basis and submitted such matters for stockholder approval. The written consents that we have received from holders of more than 51 percent of our outstanding common stock ratify the adoption of the 2003 Stock Option Plan and authorize us to effect a 1-for-2 reverse stock split and to amend our Certificate of Incorporation to change our corporate name from "iNetEvents, Inc." to "International Card Establishment, Inc." at any time after 20 days from the date of this Information Statement.

PURPOSE OF THE NAME CHANGE

Our Board of Directors has determined that it is in our best interest to adopt a name more readily identifiable with our current strategic focus as a full-service electronic transaction processing provider. Consequently, the Board of Directors has recommended changing our name from "iNetEvents, Inc." to "International Card Establishment, Inc."

EFFECTS OF THE NAME CHANGE

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "iNetEvents, Inc." will continue to be valid and represent shares of "International Card Establishment, Inc." following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates

DISSENTERS' RIGHTS OF APPRAISAL

The Delaware General Corporation Law does not provide for appraisal rights in connection with our name change.

VOTE REQUIRED

The affirmative vote of the holders of a majority of our outstanding common stock is required to change our name from "iNetEvents, Inc." to "International Card Establishment, Inc." As of August 31, 2003, we had obtained written consents authorizing the corporate name change from holders of more than 51 percent of our outstanding common stock.

PURPOSE OF THE REVERSE STOCK SPLIT

As of August 31, 2003, we had 25,260,500 shares of common stock outstanding. Our Certificate of Incorporation authorizes us to issue up to 110,000,000 shares of capital stock. In order to decrease the number of shares of common stock that are issued and outstanding, our Board of Directors has unanimously adopted a resolution seeking stockholder approval authorizing the Board of Directors to amend our Certificate of Incorporation to effect a reverse split of our common stock. The ratio of the reverse stock split that the Board of Directors approved and deemed advisable and to which the holders of a majority of our outstanding common stock have consented is 1-for-2. This means that, when effected, every 2 shares of common outstanding prior to the stock combination will represent only 1 share of common stock after the combination.

Following the effective time of the reverse split, we intend to raise additional capital through private placements of our equity securities. Nevertheless, the terms of any such financing transactions are still undetermined and there can be no assurance that we will conclude any such financing. To date, we have not engaged in any definitive negotiations with potential investors regarding any private placement of our equity securities. The proceeds from any such financing will be used primarily to provide us with working capital. If we are able to successfully negotiate a private placement of equity or equity-related securities, the private placement would likely involve the issuance, or potential issuance in the case of convertible securities, of at least 5 million shares of our common stock. Accordingly, any such private placement will generally have the effect of diluting the interests of existing stockholders.

Holders of more than 51 percent of our outstanding common stock have consented in writing to the proposed stock combination. The resolution consented to by these stockholders authorizes us to effect the combination at any time after 20 days from the date of this Information Statement. Accordingly, after that time, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware (as described below) which will effect a combination of the shares of our common stock then issued and outstanding at a ratio of 1-for-2. The reverse split will not change the number of authorized shares of common stock or preferred stock or the par value of our common stock or preferred stock. Except for any changes resulting from the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately after the combination as such stockholder did immediately prior to the combination.

CERTAIN RISKS ASSOCIATED WITH THE STOCK COMBINATION

THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF OUR COMMON STOCK AFTER THE PROPOSED STOCK COMBINATION WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION BEFORE THE PROPOSED STOCK COMBINATION OR THAT THE PER SHARE MARKET PRICE OF OUR COMMON STOCK FOLLOWING THE COMBINATION WILL EITHER EXCEED OR REMAIN HIGHER THAN THE CURRENT PER SHARE MARKET PRICE.

There can be no assurance that the market price per new share of our common stock (the "New Shares") after the stock combination will rise or remain constant in proportion to the reduction in the number of old shares of our common stock (the "Old Shares") outstanding before the stock combination. For example, based on the market price of our common stock on August 29, 2003 of $0.42 per share, following a 1-for-2 reverse split there can be no assurance that the post-split market price of our common stock would be $0.84 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

A DECLINE IN THE MARKET PRICE FOR OUR COMMON STOCK AFTER THE REVERSE STOCK SPLIT MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF A REVERSE STOCK SPLIT, AND THE LIQUIDITY OF OUR COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING A REVERSE STOCK SPLIT.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

CORPORATE MATTERS. If approved and effected, the reverse stock split would have the following effects:

- every 2 Old Shares owned by a stockholder would be exchanged for 1 New Share; and

- the number of shares of our common stock issued and outstanding will be reduced proportionately based on the 1-for-2 split ratio.

When effected, the reverse stock split will be effected simultaneously for all of our common stock and the ratio will be the same for all of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. As described below, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments would reduce the number of post-split stockholders to the extent there are stockholders presently holding fewer than 1 share. This, however, is not the purpose for which we are effecting the reverse stock split. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

FRACTIONAL SHARES. No scrip or fractional certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number selected by the Board of Directors for the reverse stock split ratio will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the product obtained by multiplying (a) the fraction to which the stockholder would otherwise be entitled by (b) the per share closing sales price of our common stock on the day immediately prior to the effective time of the reverse stock split, as reported on the Over-the-Counter Bulletin Board. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where our stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

If approved and effected, the reverse stock split will result in some stockholders owning "odd lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

AUTHORIZED SHARES. Upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding based on the 1-for-2 reverse stock split ratio. As of August 31, 2003, we had 100,000,000 shares of common stock authorized for issuance, and 25,260,500 shares of common stock issued and outstanding. Accordingly, after giving effect to the proposed reverse stock split, we will have only 12,630,250 shares of common stock issued and outstanding. We will continue to have 10,000,000 authorized but unissued shares of preferred stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

ACCOUNTING MATTERS. The reverse stock split will not affect the par value of our common stock, which is $.0005 per share. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately based on the 1-for-2 split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of common stock outstanding.

POTENTIAL ANTI-TAKEOVER EFFECT. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders. Other than the reverse stock split proposal, we do not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of our company.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

In order to effect the 1-for-2 reverse split, we will file a Certificate of Amendment to our Certificate of Incorporation ("Amendment") with the Secretary of State of the State of Delaware to amend our existing Certificate of Incorporation. The reverse stock split will become effective at the time specified in the Amendment, which is referred to below as the "effective time." Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. The text of the Amendment to effect the reverse stock split will be in substantially the form attached hereto as APPENDIX A; provided, however, that the text of the form of Amendment attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time determined by the Board of Directors.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent, Pacific Stock Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal that we send to our stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

NO DISSENTERS' RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters' rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. In general, stockholders who receive cash in exchange for their fractional share interests in the New Shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

VOTE REQUIRED

The affirmative vote of the holders of a majority of all outstanding shares of our common stock entitled to vote on this proposal was required for approval of this proposal. As of August 31, 2003, we had obtained written consents authorizing the 1-for-2 reverse split from holders of more than 51 percent of our outstanding common stock.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the our common stock as of August 31, 2003, by (i) each person known by us to be the beneficial owner of more than 5 percent of the outstanding common stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 300 Esplanade Drive, Suite 1950, Oxnard, California 93030.


                                             SHARES
NAME                                   BENEFICIALLY OWNED       PERCENT OF CLASS
____                                   __________________       ________________

Jonathan Severn........................     7,992,900                 31.6
William Lopshire ......................     3,200,000                 12.6
Ronald Stauber(1)......................     2,141,928                  8.5
    1880 Century Park East
    Suite 300
    Los Angeles, CA 90067
Brandon Stauber(1).....................     1,670,000                  6.6
    1880 Century Park East
    Suite 300
    Los Angeles, CA 90067
Michael Fisher.........................       200,000                    *

Executive Officers and Directors.......    11,392,900                 44.3
     As a Group

__________________

(1) Messrs. Ronald and Brandon Stauber disclaim any beneficial ownership in each others shares.
*   Less than 1.0%


THE STOCK OPTION PLAN

As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS, the Company proposes to ratify the adoption of the 2003 Stock Option Plan for iNetEvents, Inc. (the "Plan").

The Board of Directors of the Company voted unanimously to adopt the 2003 Stock Option Plan for iNetEvents, Inc. The Board of Directors believes that the adoption of the Plan and option grants available thereunder are critical to attracting, retaining, and motivating employees and other eligible persons of the Company.

The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the Plan through August 31, 2003. As set forth in the following table, no stock options have been granted to any officer, director or any other party under the Plan as of the date of this Information Statement.



                                              Number of Options       Exercise
           Name                   Title           Granted(1)            Price        Expiration Date
____________________________________________________________________________________________________

All current Executive                                -0-                -NA-              -NA-
 Officers as a Group

All current Directors who                            -0-                -NA-              -NA-
 are not Executive Officers
 as a Group)

All Employees as a Group                             -0-                -NA-              -NA-
   (not including
   Executive Officers and
   Directors)
__________________


DESCRIPTION OF THE PLAN

Below is a summary of the principal provisions of the Plan. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as an Exhibit to this Information Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

GENERAL. The Plan provides for the grant of stock options to directors, officers, employees, consultants, and advisors of the Company. The Plan is administered by a committee consisting of members of the Board of Directors (the "Stock Option Committee").

SHARES SUBJECT TO THE PLAN. The Plan provides for a total of 10,000,000 shares of common stock to be reserved for issuance subject to options. As of the date of this Information Statement, the Board has not approved or granted any options to purchase shares of common stock under the Plan. As a result of the Reverse Stock Split described in this Information Statement the Plan will be amended to provide for a total of 5,000,000 shares of common stock to be reserved for issuance subject to options, upon completion of the Reverse Stock Split.

ANTI-DILUTION PROTECTION. Proportionate adjustments will be made to the number of shares of common stock subject to the Plan in the event of any change in the capitalization of the Company affecting its common stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification). As a result of the Reverse Stock Split described in this Information Statement the Plan will be amended to provide for a total of 5,000,000 shares of common stock to be reserved for issuance subject to options, upon completion of the Reverse Stock Split. The Board or the Stock Option Committee, subject to Board approval, may also provide additional anti-dilution protection to a participant under the terms of such participant's option agreement or otherwise. Shares of common stock subject to option grants that are canceled, terminated, or forfeited will again be available for issuance under the Plan.

ADMINISTRATION OF THE PLAN. The Stock Option Committee administers the Plan and has the authority to modify an existing option, interpret the Plan, adopt rules and procedures relating to the administration of the Plan, and make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of participants and the Plan.

STOCK OPTIONS, RESTRICTED STOCK, AND STOCK APPRECIATION RIGHTS. From time to time, the Stock Option Committee will recommend to the Board individuals that the Stock Option Committee believes should receive options, the amount of shares of common stock the Stock Option Committee believes should be subject to such option, and whether the option should be a qualified or nonqualified option. The Board will consider, but need not accept, the Stock Option Committee's grant recommendations.

The Board may grant nonqualified stock option or incentive stock options to purchase shares of common stock. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a nonstatutory stock option. Moreover, to the extent that options designated as incentive stock options become exercisable by a participant for the first time during any calendar year for stock having a fair market value greater than $100,000, the portions of such options that exceed such amount will be treated as nonstatutory stock options. The Plan does not provide for stock appreciation rights.

The Stock Option Committee, subject to approval by the Board, will determine the number and exercise price of options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of the common stock on the date of grant. The term of an option will also be determined by the Stock Option Committee, subject to approval by the Board, provided that the term of a stock option may not exceed ten years from the date of grant, or five years in the case of a stock option granted to a 10% shareholder, and that at least 20% of the shares of common stock subject to each grant of options must become exercisable on each anniversary date of the date of grant. The Plan provides that each grant of options will vest in accordance with the applicable option agreement. The option exercise price may be paid in cash, by check or in such other form of lawful consideration (including promissory notes or shares of common stock then held by the participant).

CHANGE OF CONTROL. The Plan provides that in the event of a sale by the Company of all or substantially all of its assets, a merger of the Company with another company, the sale or issuance of more than 50% of the total issued and outstanding voting stock of the Company to another party or parties in a single transaction or in a series of related transactions, resulting in a change of control of the Company, or a similar business combination or extraordinary transaction involving the Company, all outstanding options granted to any officer, director, or employee of or key consultant to the Company which have not vested will accelerate to a date at least ten (10) business days prior to the closing date of such sale or similar business combination or extraordinary transaction. The exercise of options the vesting of which has accelerated accordingly will not be effective until the closing date of an above-referenced extraordinary transaction or business combination. Such vested options will terminate on the date of the closing of the event causing the vesting of the options to accelerate. The vesting of the options is conditioned upon the closing of the transaction that causes the vesting of the options to accelerate. If said transaction does not close within 30 days from the acceleration date, then the vesting of the accelerated options will not be effective, and the options will revert to their original vesting schedule, subject to acceleration again in accordance with the Plan if another extraordinary transaction or business combination is proposed and closes.

TERMINATION OF EMPLOYMENT. If a participant becomes disabled, all vested options may be exercised at any time within one year after the date on which the participant's services terminated, but in any event no later than the option expiration date. If a participant is terminated, his options will expire and cease to be exercisable 90 days from the date on which the participant's service terminated. If a participant dies, his options will expire and cease to be exercisable 90 days after the death of the participant. The termination of employment of a participant by death, disability or otherwise will not accelerate or otherwise affect the number of shares with respect to which an option may be exercised, and the option may only be exercised with respect to that number of shares which could have been purchased under the option had the option been exercised by the participant on the date of such termination.

TRANSFERABILITY. During the lifetime of the participant, options will be exercisable only by the participant or the participant's guardian or legal representative. No stock option may be assigned or transferred by the participant, except by will or by the laws of descent and distribution.

STOCKHOLDER RATIFICATION. The Plan must be approved by the stockholders of the Company within twelve months after the date of its adoption by the Board. Options granted prior to stockholder ratification may become exercisable no earlier than the date of stockholder ratification of the Plan. Options granted to executive officers that are designated as performance based under Section 162(m) of the Code must be contingent on stockholder ratification of the material terms of the Plan to the extent required under Section 162(m) of the Code.

AMENDMENTS TO THE PLAN. The Board may amend or discontinue the Plan at any time subject to certain restrictions set forth in the Plan. No amendment or discontinuance may adversely affect any previously granted option award without the consent of the recipient.

FEDERAL INCOME TAX CONSEQUENCES. The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986 (the "Code"). In addition, state, local and foreign income tax consequences may be applicable to transactions involving options. The following description does not address specific tax consequences applicable to an individual participant who receives an option and does not address special rules that may be applicable to directors and officers.

Under existing federal income tax provisions, a participant who receives options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of an option.

When a non-qualified stock option granted pursuant to the Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the common stock as to which the option is exercised and the aggregate fair market value of the common stock on the exercise date. The Company generally will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of common stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the common stock increased by an amount included in the optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the optionee acquires the common stock.

An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or (ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long-term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of common stock received upon exercise before the expiration of the Required Holding Periods.

                                   MANAGEMENT

The following table lists the names and ages of the executive officers and directors of the Company. The directors will continue to serve until the next annual shareholders meeting or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.



Name                                   Age      Position With the Company
____                                   ___      _________________________

Jonathan Severn.................       31       President, Chief Financial
                                                Officer and Chairman

William Lopshire................       40       Chief Executive Officer,
                                                Secretary and Director

Michael Fisher.................        40       Director

__________________

Jonathan R. Severn, Chairman, President and Chief Financial Officer. Mr. Severn is a founder of International Card Establishment, Inc. He began his career in 1990 as a sales representative for Peachtree, in Camarillo, CA. One year later, in 1991, he formed Cardservice Tri-Counties in Oxnard, CA, a credit card merchant acquiring business that he built into one of the largest agent offices in the U.S. serving Cardservice International Inc., a large privately held acquirer of Visa and MasterCard merchant accounts. Cardservice International was acquired by First Data Corporation in 2001. Mr. Severn was directly responsible for Cardservice Tri-Counties' growth from start-up to approximately 20,000 merchant accounts and annual processing revenues in excess of $10 million. In 1996, he founded Lease Technologies International to provide merchants with lease financing for point-of-sale equipment. The name of that entity was changed in 2001 to GlobalTech Leasing, Inc. GlobalTech Leasing, Inc. has grown to approximately $8 million in current annual revenues.

William J. Lopshire, Chief Executive Officer, Secretary and Director. Mr. Lopshire co-founded International Card Establishment, Inc.with Mr. Severn in 2002, bringing 15 years of diversified experience in the fields of law, strategic planning, finance, securities, and technology. He was appointed to his present positions in January 2003. In 1989 Mr. Lopshire founded the law firm of Lopshire & Barkan in Woodland Hills, CA, specializing in corporate and securities law. Mr. Lopshire subsequently accepted a partnership in the law firm of Manning, Marder, Kass, Ellrod & Rameriz (Los Angeles, CA), where he specialized in corporate finance, securities law, mergers and acquisitions, and international business transactions. In 1999, Mr. Lopshire became a principal in a private equity group that invested in, and provided managerial support to, several developing companies in the U.S. and abroad with diverse interests ranging from automotive parts to software development. Mr. Lopshire was graduated from Michigan State University in 1985, with a Bachelor of Arts degree in Business Administration/ Accounting; and earned his Juris Doctor degree from Pepperdine University School of Law in 1988.

Michael S. Fisher, Director. Mr. Fisher has over 15 years of sales and management experience in the electronic payment processing industry, including involvement in a variety of technology development initiatives and international sales programs. Mr. Fisher began working in the industry in 1987 as a Sales Manager for Peripheral Resources, Inc. (Los Angeles, CA), a distributor of point-of-sale equipment; and, rose to the position of President before leaving in 1995. From 1995 to 1998, he was a Regional Sales Manager for Cardservice International (Moorpark, CA). While at Cardservice International he was responsible for management and sales training of more than 30 Independent Sales Organizations and more than doubled sales in a one year period by establishing in excess of 18,000 new merchant accounts. In 1998, Mr. Fisher joined E-Commerce Exchange, Inc. (Irvine, CA), a provider of credit card processing services and e-commerce websites, where he rose to the position of Executive Vice President. While at E-Commerce Exchange sales increased from $8.8 million to $29.9 million in eighteen months. Since 2001, he has been a General Partner at Acquiring Solutions (San Marino, CA), a credit card processing services and credit card risk management and compliance consulting company. Mr. Fisher was graduated from Harvard College in 1984 with a Bachelor of Arts degree. He is a member of several industry organizations, including the Electronic Transaction Association
(ETA), and the International Association of Financial Crimes Investigators (IAFCI). Mr. Fisher is also fluent in Mandarin Chinese.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table and notes set forth the annual cash compensation paid to William Lopshire, Chief Executive Officer of the Company during the fiscal years ended June 30, 2003, 2002, 2001, and 2000, respectively. No other executive officer received compensation in excess of $100,000 in any such year.


                                                                                    Long-Term
                                                                                   Compensation
                                                                                      Awards
                                           Annual Compensation                     ____________
                                           ___________________                      Securities
                                Fiscal                            Other Annual      Underlying      All Other
Name and Principal Position      Year      Salary       Bonus     Compensation        Options       Compensation
___________________________     ______     ______       ______    ____________     ____________     ____________

William Lopshire...........      2003      $180,000(1)  - 0 -        - 0 -              -0-            - 0 -
 Chief Executive
 Officer, and Secretary          2002      $ -0-        - 0 -        - 0 -                             - 0 -
                                 2001      $ -0-        - 0 -        - 0 -                             - 0 -
                                 2000      $ -0-        - 0 -        - 0 -                             - 0 -

__________________

(1) The Company has an at-will employment agreement with Mr. Lopshire and Mr. Lopshire has deferred payment of a majority of his salary throughout 2003.


OPTIONS GRANTED IN LAST FISCAL YEAR

The following table sets forth information with respect to options to purchase common stock of the Company granted to the Company's executive officers during fiscal year 2003. No options to purchase Common Stock have been granted to any executive officers or any other party as of the date of this Information Statement.


                                                                                   Potential Realizable
                                                                                   Value at Assumed
                                                                                   Annual Rates of Stock
                                                                                   Price Appreciation for
                                                                                   Option Term
                                                                                   ______________________
                                Percent of Total
                                Options Granted to     Exercise
                    Options     Employees in           Price        Expiration
Name                Granted     Fiscal Year            per Share    Date             5%             10%
____                _______     __________________     _________    __________     ______          ______

-NA-...........       -0-              -0-                -NA-         -NA-         -NA-            -NA-

__________________



FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

The following table sets forth information with respect to options to purchase common stock of the Company held by the Company's executive officers as of the date of this Information Statement. No options to purchase Common Stock have been granted to any executive officers or any other party as of the date of this Information Statement.


                                                                 Number of Unexercised                 Value of Unexercised
                                                                    Options Held at                    In-the-Money Options
                           Shares                                    July 15, 2003                      at July 15, 2003(2)
                          Acquired                          _______________________________       _______________________________
Name                    Upon Exercise   Value Realized(1)   Exercisable       Unexercisable       Exercisable       Unexercisable
____                    _____________   _________________   ___________       _____________       ___________       _____________

-NA-.............           -0-             -0-                -NA-               -NA-               -NA-               -NA-

__________________



EMPLOYMENT AGREEMENTS

The Company has not entered into any employment agreements with its executive officers to date, other than the at-will employment agreement with William Lopshire as described in footnote one under "EXECUTIVE COMPENSATION-Summary Compensation Table." The Company may enter into employment agreements with them in the future.


                                  OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO WILLIAM LOPSHIRE, SECRETARY OF THE COMPANY, AT INETEVENTS, INC., 300 ESPLANADE DRIVE, SUITE 1950, OXNARD, CALIFORNIA 93030, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.


                       WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the internet website maintained by the SEC at: http://www.sec.gov.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED OCTOBER 7, 2003. YOU SHOULD NOT ASSUME THAT THE INFORMATION
CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                INETEVENTS, INC.

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware


It is hereby certified that:

1. iNetEvents, Inc. is a corporation formed under the laws of the State of Delaware, and its certificate of incorporation was filed in the office of the Secretary of State on December 12, 1988.

2. The certificate of incorporation is hereby amended by deleting the text of Article FIRST in its entirety and replacing it with the following:

FIRST:  The name of the corporation is: International Card Establishment, Inc.

3. The certificate of incorporation is hereby amended by deleting the text of Article FOURTH in its entirety and replacing it with the following:

FOURTH: A. The corporation is authorized to issue two classes of shares designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of Common Stock authorized to be issued is 100,000,000, and each such share will have a par value of $0.0005. The total number of shares of Preferred Stock authorized to be issued is 10,000,000, and each such share will have a par value of $0.01.

B. Effective 12:01 a.m. on October __ , 2003 (the "Effective Time") every two
(2) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time ("Old Common Stock") shall automatically be combined, without any action on the part of the holder thereof, into one (1) share of fully paid and nonassessable Common Stock of the Corporation ("New Common Stock"), subject to the treatment of fractional share interests described below.

C. Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder's certificate(s) representing Old Common Stock (whether one or more, "Old Certificates") for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, "New Certificates") into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

D. No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the last reported per share sale price of the Common Stock on the day immediately prior to the Effective Time, as reported on the Over-the-Counter Bulletin Board (or if such price is not available, then such other price as determined by the Board of Directors).

E. The Board of Directors is hereby authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, by resolution to provide for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences, and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.

4. This amendment to the certificate of incorporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

The undersigned is signing this certificate on ________, 2003.

Jonathan Severn, President

                                    EXHIBIT B
                              STOCK OPTION PLAN FOR
                                INETEVENTS, INC.

                                INETEVENTS, INC.
                                STOCK OPTION PLAN
               FOR DIRECTORS, EXECUTIVE OFFICERS, AND EMPLOYEES OF
                     AND KEY CONSULTANTS TO INETEVENTS, INC.


1. PURPOSE. The purpose of this Stock Option Plan is to promote the interests of iNetEvents, Inc. ("Company") and its shareholders by enabling it to offer stock options to better attract, retain, and reward directors, executive officers, and employees of and key consultants to the Company and any other future subsidiaries that may qualify under the terms of this Plan. The goal is to strengthen the mutuality of interests between those persons and the shareholders of the Company by providing those persons with a proprietary interest in pursuing the Company's long-term growth and financial success.

2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below.

(a) "Board" means the Board of Directors of iNetEvents, Inc.

(b) "Code" means the Internal Revenue Code of 1986, as amended. Reference to any specific section of the Code shall be deemed to be a reference to any successor provision of the Code.

(c) "Committee" means the administrative committee of this Plan that is provided in Section 1 below.

(d) "Common Stock" means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

(e) "Company" means iNetEvents, Inc., a Delaware corporation, or any successor corporation. Except where the context indicates otherwise, the term "Company" shall include its Parent and Subsidiaries.

(f) "Director" means any person who serves as a member of the Board of Directors of iNetevents, Inc. "Outside Director" means any person who serves as a member of the Board of Directors of iNetEvents, Inc. and is not a full-time employee of iNetEvents, Inc. or its subsidiaries.

(g) "Disabled" means permanent and total disability, as defined in Code Section 22(e)(3).

(h) "Employee" means any person who is employed by Roaming Messenger, Inc. or any Subsidiary or Parent of the Company on a full or part-time basis, so that they have income taxes withheld and are eligible to participate in employee benefits programs. Such person shall not cease to be an Employee in the case of
(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. If employment upon expiration of leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(i) "Exchange Act" means the Securities Exchange Act of 1934.

(j) "Fair Market Value" per share means, on any given date:

(1) The last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or in case no such reported sale takes place, the average of the closing bid and ask prices on such date; or

(2) If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system; or

(3) If not quoted on any system, the fair market value indicated by the last appraisal of the Company by a professional appraiser or certified public accounting firm; or

(4) If not quoted on any system or valued by appraisal, the fair market value determined by the Company's Board of Directors in good faith.

(k) "Incentive Stock Option" means an option to purchase shares of Common Stock that is intended to be an incentive stock option within the meaning of Section 422 of the Code.

(l) "Insider" means a person who is subject to the provisions of Section 16 of the Exchange Act.

(m) "Key Consultant" means a person who is engaged by Roaming Messenger, Inc. or its Subsidiaries as a non-employee to perform tasks on a contractual basis over a sufficient period of time that he or she satisfies the eligibility criteria set forth by the Securities and Exchange Commission for a non-employee to participate in a registered stock option plan.

(n) "Non-Qualified Stock Option" means any option to purchase shares of Common Stock that is not an Incentive Stock Option.

(o) "Officer" is an employee of iNetEvents, Inc. or its Subsidiaries who is granted the authority to commit the corporation to binding agreements and to function as one of the executives of iNetEvents, Inc. or its Subsidiaries.

(p) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

(q) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as determined in accordance with the rules of Section 424(e) of the Code.

(r) "Participant" means a person who has been granted an Option.

(s) "Plan" means this iNetEvents, Inc. Stock Option Plan for Directors, Executive Officers, and Employees of and Key Consultants to iNetEvents, Inc. and its Subsidiaries, as it may be amended from time to time.

(t) "Securities Act" means the Securities Act of 1933, as amended.

(u) "Severance" means, with respect to a Participant, the termination of the Participant's provision of services to the Company as an employee and officer and director and consultant, as the case may be, whether by reason of death, disability, or any other reason. A Participant who is on a leave of absence that exceeds ninety (90) days will be considered to have incurred a Severance on the ninety-first (91st) day of the leave of absence, unless the Participant's rights to reemployment or reappointment are guaranteed by statute or contract.

(v) "Subsidiary" means any corporation or entity in which the Company, directly or indirectly, controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Code Section 424(f).

(w) "Ten Percent Shareholder" means any person who owns (after taking into account the constructive ownership rules of Section 424(d) of the Code) more than ten percent (10%) of the stock of the Company.

3. ADMINISTRATION.

(a) This Plan shall be administered by a Committee appointed by the Board. The Board may remove members from, or add members to, the Committee at any time.

(b) The Committee shall be composed of the members of the Compensation Committee of the Company's Board of Directors and any other members that the Board of Directors sees fit to appoint.

(c) The Committee may conduct its meetings in person or by telephone. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute action of the Committee if it is authorized by:

(i) A majority of the members present at any meeting; or

(ii) The unanimous consent of all of the members in writing without a meeting.

(d) The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties.

(e) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the granting of Options to Insiders.

(f) Subject to the limitations of Section 13 below, the Committee is expressly authorized to make such modifications to this Plan as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan.

4. DURATION OF PLAN.

(a) This Plan shall be effective as of August __, 2003, the date of its adoption by the Board, provided this Plan is approved by the majority of the Company's shareholders, in accordance with the provisions of Code Section 422, on or prior to twelve (12) months after its adoption. In the event that this Plan is not so approved, this Plan shall terminate and any Options granted under this Plan shall be void and have no further effect.

(b) This Plan shall terminate on August __, 2013, except with respect to Options then outstanding.

5. NUMBER OF SHARES.

(a) The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be ten million (10,000,000) shares of Common Stock. This aggregate number may be adjusted from time to time as set forth in Section 13 of this Plan.

(b) Upon the expiration or termination of an outstanding Option which shall not have been exercised in full, any shares of Common Stock remaining unissued shall again become available for the granting of additional Options.

6. ELIGIBILITY. Persons eligible for Options under this Plan shall be limited to the directors, executive officers, and employees of and key consultants to iNetEvents, Inc. and its Subsidiaries.

7. FORM OF OPTIONS. Options granted under this Plan may be Incentive Stock Options or Non-Qualified Stock Options. Options shall be subject to the following terms and conditions:

(a) Options may be granted under this Plan on such terms and in such form as the Committee may approve, including by not limited to the right to exercise Options on a cashless basis, which conditions shall not be inconsistent with the provisions of this Plan.

(b) The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option. The exercise price of an option, determined on the date of the grant, shall be no less than:

(i) One hundred ten percent (110%) of the Fair Market Value of the Common Stock in the case of a Ten Percent Shareholder; or

(ii) One hundred percent (100%) of the Fair Market Value of the Common Stock in the case of any other employee.

(c) An Option shall be exercisable at such time or times and be subject to such terms and conditions as may be set forth in the Option. Except in the case of Options granted to Officers, Directors, and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

(d) The Committee may modify an existing Option, including the right to:

(i) Accelerate the right to exercise it;

(ii) Extend or renew it; or

(iii) Cancel it and issue a new Option.

(e) No modification may be made pursuant to Paragraph (d) above to an Option that would impair the rights of the Participant holding the Option without his or her consent. Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Section 424(h) of the Code.

(f) Each Option shall be designated in the stock option agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds one hundred thousand dollars ($100,000) or such other limit as may be required by Code Section 422, such Options shall be treated as Non-Qualified Stock Options. In the event the stock option agreement does not designate an Option as either an Incentive Stock Option or a Non-Qualified Stock Option, such Option shall be treated as an Incentive Stock Option to the extent that the aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which such Option is exercisable for the first time by a Participant during any calendar year does not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by Code Section 422.

8. ISSUANCE OF OPTIONS.

Stock Options will be granted from time to time in the future on the terms and conditions recommended by the Committee and approved by the Company's Board of Directors. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Committee, executed by the Company and the person to whom such Option is granted. The stock option agreement shall specify whether each Option it evidences is a Non-Qualified Stock Option or an Incentive Stock Option.

9. VESTING REQUIREMENT AND PERFORMANCE THRESHOLD.

The vesting requirements, performance thresholds and other terms and conditions of additional Options which may be granted under this Plan from time to time, if any, will be determined and approved by the Committee and Board of Directors; provided, that in all cases unvested Options will automatically expire and be canceled on the date of the Severance of an Employee or Insider who holds such Options.

10. TERMINATION OF OPTIONS.

(a) Except to the extent the terms of an Option require its prior termination, each Option shall terminate on the earliest of the following dates.

(i) The date which is ten (10) years from the date on which the Option is granted or five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Ten Percent Shareholder.

(ii) If the Participant was Disabled at the time of Severance, the date of the Severance of the Participant to whom the Option was granted, with respect to unvested Options, and the date which is one (1) year from the date of the Severance, with respect to vested Options.

(iii) The date of Severance of the Participant to whom the Option was granted, with respect to unvested Options, and the date which is ninety (90) days from the date of the Severance of the Participant to whom the Option was granted, with respect to vested Options.

(iv) The date which is ninety (90) days after the death of the Participant, with respect to vested Options, and the date of death of the Participant, in the case of unvested Options.

(v) In the case of any Severance other than one described in Subparagraphs (ii) or (iii) above, the date of the Participant's Severance, with respect to unvested Options, and the date that is ninety (90) days from the date of the Participant's Severance, with respect to vested Options.

11. NON-TRANSFERABILITY OF OPTIONS.

(a) During the lifetime of the Participant, each Option is exercisable only by the Participant.

(b) No Option under this Plan shall be assignable or transferable, except by will or the laws of descent and distribution.

12. ADJUSTMENTS.

(a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification), the Committee shall authorize such adjustments as it may deem appropriate with respect to:

(i) The aggregate number of shares of Common Stock for which Options may be granted under this Plan;

(ii) The number of shares of Common Stock covered by each outstanding Option;
and

(iii) The exercise price per share in respect of each outstanding Option.

(b) The Committee may also make such adjustments in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

13. Amendment and Termination. The Board may at any time amend or terminate this Plan. The Board may not, however, without the approval of the majority-in-interest of the shareholders of the Company, amend the provisions of this Plan regarding:

(a) The class of individuals entitled to receive Incentive Stock Options.

(b) The aggregate number of shares of Common Stock that may be issued under the Plan, except as provided in Section 12 of this Plan.

(c) To the extent necessary to comply with Rule 16(b) under the Exchange Act, the Board may not make any amendment without approval of the majority-in-interest of the shareholders of the Company that would:

(i) Materially increase the aggregate number of shares of Common Stock which may be issued to Insiders (except for adjustments under Section 12 of this Plan);

(ii) Materially modify the requirements as to the eligibility of Insiders to participate; or

(iii) Materially increase the benefits accruing to Insiders under this Plan.

14. TAX WITHHOLDING.

(a) The Company shall have the right to take such actions as may be necessary to satisfy its tax withholding obligations relating to the operation of this Plan.

(b) If Common Stock is used to satisfy the Company's tax withholding obligations, the stock shall be valued based on its Fair Market Value when the tax withholding is required to be made.

15. NO ADDITIONAL RIGHTS.

(a) The existence of this Plan and the Options granted hereunder shall not affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law.

(b) Neither the adoption of this Plan nor the granting of any Option shall confer upon any Participant the right to continue performing services for the Company, nor shall it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause.

(c) No Participant shall have any rights as a shareholder with respect to any shares covered by an Option until the date a certificate for such shares has been issued to the Participant following the exercise of the Option.

16. SECURITIES LAW RESTRICTIONS.

(a) No shares of Common Stock shall be issued under this Plan unless the Committee shall be satisfied that the issuance will be in compliance with applicable federal and state securities laws.

(b) The Committee may require certain investment or other representations and undertakings by the Participant (or other person acquiring the right to exercise the Option by reason of the death of the Participant) in order to comply with applicable law.
                                                         -
(c) Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Committee may deem advisable. The Committee may cause a legend to be placed on the certificates to refer to these restrictions.

17. EMPLOYMENT OR CONSULTING RELATIONSHIP. Nothing in the Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Parents or Subsidiaries to terminate any Participant's employment or consulting at any time, nor confer upon any Participant any right to continue in the employ of, or consult with, the Company or any of its Parents or Subsidiaries.

18. MARKET STANDOFF. Each Participant, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during a specified period following the effective date of a registration statement of the Company filed under the Securities Act not to exceed six months; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of the Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such six month period.

19. SHAREHOLDER'S AGREEMENT. Each Participant who acquires Common Stock through the exercise of Options, if so requested by the Company, shall execute a Shareholder's Agreement which provides for the disposition of the Common Stock in the event the Participant seeks to dispose of his Common Stock or incurs a Severance.

20. INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify each member of the Board and of the Committee, as well as any other Employee of or Key Consultant to the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by him or her in connection with any claims against him or her by reason of the performance of his or her duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith.

21. GOVERNING LAW. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California. The venue for any legal proceeding under this Plan will be in the appropriate forum in the County of Ventura, State of California.





DATE: AUGUST __, 2003                                INETEVENTS, INC.,
                                                     A DELAWARE CORPORATION



                                                     By: /s/ JONATHAN SEVERN
                                                     ___________________________
                                                             Jonathan Severn
                                                             President

                                    EXHIBIT C
                           STOCK OPTION AGREEMENT FOR
                                INETEVENTS, INC.
                        STOCK OPTION AGREEMENT UNDER THE
                                INETEVENTS, INC.
                                STOCK OPTION PLAN


This Stock Option Agreement (the "Agreement") is dated as of ______ by and between iNetEvents, Inc., a Delaware corporation (the "Company"), and _____________ (the "Optionee") pursuant to the Company's 2003 Stock Option Plan for Directors, Executive Officers, Employees and Key Consultants of iNetEvents, Inc. and its Subsidiaries (the "Plan"). For purposes of this Agreement, references to "Company" include its Parent and Subsidiaries (as those terms are defined in the Plan).

Pursuant to authorization by the Committee of the Plan (the "Committee") appointed by the Board of Directors of the Company, the parties agree as follows:

1. GRANT OF OPTION.

The Company hereby grants to the Optionee the right (the "Option") to purchase all or any portion of ________________ (_______________) shares (the "Shares")
of the Common Stock of the Company (the "Common Stock") at a purchase price of $______ per share (the "Option Price").

2. TERM OF AGREEMENT.

This Agreement shall terminate upon the earliest of the following events:

(a) _____ years from the date of vesting of the last Options to vest pursuant to this Agreement, but no longer than ten (10) years from the date of grant of the Option.

(b) In the case of the termination of the Optionee's position as an officer and director and employee and consultant of the Company, as the case may be, which results in a "Severance" as defined in Section 2(t) of the Plan, this Agreement shall terminate with respect to all unvested Options on the date of the Severance, and with respect to vested Options, the earlier of (i) _____ years from the date of vesting, but no longer than ten (10) years from the date of grant of the Option or (ii) one (1) year from the date of Severance if the Optionee was disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) at the time of his or her Severance, or (iii) ninety (90) days immediately subsequent to his or her Severance for any reason.

(c) The Optionee's Severance (whether by reason of death or otherwise) shall not accelerate the number of Shares with respect to which an Option may be exercised.

3. EXERCISABILITY. The Option shall vest and be exercisable in accordance with the following schedule:


Name of Grantee                      Date of        Number of          Vesting         Exercise       Expiration
                                     Grant          Options            Schedule        Price          Date
_______________                      _______        _________          ________        ________       __________


__________________


(1) The exercise price is equal to the fair market value on the date of the issuance of the options. Each stock option will confer upon the holder the right to purchase one share of the Company's common stock for a price of $____ per share at any time from the vesting date to the expiration date.



4. METHOD OF EXERCISING. This Option may be exercised by the Optionee upon delivery of the following documents to the Company at its principal executive offices:

(a) Written notice specifying the number of full Shares to be purchased;

(b) Payment of the full purchase price therefor in cash, by check, or in such other form of lawful consideration as the Committee may approve from time to time;

(c) Such agreements or undertakings that are required by the Committee pursuant to the Plan; and

(d) Payment of any taxes which may be required.

5. ASSIGNMENTS.

(a) This Option shall be exercisable only by the Optionee during the Optionee's lifetime.

(b) The rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution.

6. NO RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder of any Shares covered by this Option until the date a certificate for such Shares has been issued to him or her following the exercise of the Option.

7. INTERPRETATION OF AGREEMENT.

(a) This Agreement is made under the provisions of the Plan and shall be interpreted in a manner consistent with it.

(b) Any provision in this Agreement inconsistent with the Plan shall be superseded and governed by the Plan. A copy of the Plan is attached hereto as Exhibit A.

8. LEGENDS ON CERTIFICATES. The Optionee acknowledges that the certificates representing the Shares issued upon exercise of this Option may bear such legends and be subject to such restrictions on transfer as the Company may deem necessary to comply with all applicable state and federal securities laws and regulations.

9. MARKET STANDOFF. The Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), shall not sell or otherwise transfer any shares of Common Stock acquired upon the exercise of the Option granted herein during the six month period following the effective date of a registration statement of the Company filed under the Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Act after the date of adoption of the Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such six month period.

10. INCENTIVE STOCK OPTION. To the extent permitted under Section 422 of the Internal Revenue Code of 1986, as amended, the stock options granted under this Agreement shall be designated as Incentive Stock Options, as that term is defined in the Plan. To the extent any stock options granted under this Agreement may not be designated as Incentive Stock Options, such stock options shall be designated as non-qualified stock options.

11. NOTICES. Any notice to be given under the terms of this Agreement must be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee must be addressed to such Optionee at the address maintained by the Company for such person or at such other address as the Optionee may specify in writing to the Company.

12. BINDING EFFECT. This Agreement and any amendment hereto, will be binding upon the parties hereto, their successors, heirs, next of kin, executors, administrators, personal representatives, legal representatives, assignees, creditors, including receivers, and all other persons with notice or knowledge of the provisions hereof.

13. CHOICE OF LAW AND VENUE. This Agreement is made and entered into in the State of California. It is the intention of the parties that this Agreement will be subject to and will be governed by and construed in accordance with the internal laws of the State of California without reference to its choice of law provisions. Any legal proceeding arising out of this Agreement will be brought only in a state of federal court of competent jurisdiction sitting in the County of Ventura, State of California, and all parties hereto agree that venue will lie therein and agree to submit themselves to the personal jurisdiction of such court.

14. CONSTRUCTION. The captions contained in this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. The language of this Agreement will be construed as to its fair meaning and not strictly for or against any party.

15. SEVERABILITY. The provisions of this Agreement are independent of and severable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties hereto.

16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original as against any party hereto whose signature appears hereon, and all of which will together constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bears the signatures of all of the parties reflected hereon as the signatories.

17. APPLICATION OF PLAN. The Company has delivered and the Optionee hereby acknowledges receipt of a copy of the Plan. The parties agree and acknowledge that the Option granted hereunder is granted pursuant to the Plan and subject to the terms and provisions thereof, and the rights of the Optionee are subject to modifications and termination in certain events as provided in the Plan.

IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date first above written.



OPTIONEE: ______________________               INETEVENTS,INC.

By:                                            By:
   _____________________________                  ______________________________
                                                  Jonathan Severn, President